J.P. MORGAN INCOME FUNDS

JPMorgan Income Fund

(Select Class Shares)

(a series of JPMorgan Trust I)

Supplement dated October 24, 2016

to the Statutory Prospectus and Summary Prospectus

dated July 1, 2016 as supplemented

Changes to Expense Limitation Agreement: Effective immediately, the JPMorgan Income Fund’s (the “Fund”) adviser and/or its affiliates have contractually agreed to waive additional fees and/or reimburse additional expenses on the Select Class Shares of the Fund. In connection with this commitment, the information for Select Class Shares in the “Annual Fund Operating Expenses” and “Example” tables in the Fund’s prospectus are hereby replaced with the information below.

For the Select Class Shares:

The following information replaces the information for Select Class Shares on page 40-41 of the prospectus. No changes are being made with respect to Class A and Class C Shares of the Fund

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Select Class
Management Fees	0.35%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	1.32
Shareholder Service Fees	0.25
Remainder of Other Expenses	1.07
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.68
Fee Waivers and Expense Reimbursements[1]	(1.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.40

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of Select Class Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers for Select Class Shares are in effect through 10/23/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

SUP-INCOME-S-1016

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 10/23/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	41	404	792	1,880

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	41	404	792	1,880

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE